8-K
Rosetta Resources Inc. filed this Form 8-K on 02/16/07

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

Date of Report: February 16, 2007
(Date of earliest event reported)

Rosetta Resources Inc.
(Exact name of registrant as specified in its charter)

                                                                  DE          000-51801        43-2083519
                                                                   (State or other jurisdiction                                                           (Commission File Number)                                                                   (IRS Employer
                                                                          of incorporation)                                                                                                                                                                                            Identification Number)

                                                                                                                                     717 Texas, Suite 2800                                                        77002
                                                                                                                     (Address of principal executive offices)                                              (Zip Code)

7133354000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
ú	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ú	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ú	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ú	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On February 16, 2007, the Registrant issued a press release stating that it will revise the content of its fourth quarter 2006 earnings release and conference call. The text of the release is attached as Exhibit 99.1.

The press release is furnished as Exhibit 99.1 to this Current Report. Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
99.1 Press Release of Rosetta Resources Inc. dated February 16, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2007

ROSETTA RESOURCES INC.
By: /s/ Michael J. Rosinski
Michael J. Rosinski
Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.      Description

99.1   Press Release of Rosetta Resources Inc. dated February 16, 2007